POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that James R. Chambers, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2022 /s/ James R. Chambers James R. Chambers State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of _____________, 2022, by James R. Chambers, who I have identified to be the person who signs herein. /s/ NOTARY PUBLIC My Commission Expires: _______________________

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Samuel R. Bright, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn and Scott Thomas, and each of them, as such person’s true and lawful attorneys- in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2022 /s/ Samuel R. Bright Samuel R. Bright State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of __________, 2022, by Samuel R. Bright, who I have identified to be the person who signs herein. /s/ NOTARY PUBLIC My Commission Expires: _______________________

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Jason E. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn and Scott Thomas, and each of them, as such person’s true and lawful attorneys- in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2022 /s/ Jason E. Brown Jason E. Brown State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of __________, 2022, by Jason E. Brown, who I have identified to be the person who signs herein. /s/ NOTARY PUBLIC My Commission Expires: _______________________

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Jeffrey R. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn and Scott Thomas, and each of them, as such person’s true and lawful attorneys- in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2022 /s/ Jeffrey R. Brown Jeffrey R. Brown State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of __________, 2022, by Jeffrey R. Brown, who I have identified to be the person who signs herein. /s/ NOTARY PUBLIC My Commission Expires: _______________________

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Lisa W. Hess, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn and Scott Thomas, and each of them, as such person’s true and lawful attorneys- in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: _____________, 2022 /s/ Lisa W. Hess Lisa W. Hess State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this_____ day of ______________, 2022, by Lisa W. Hess, who I have identified to be the person who signs herein. /s/ NOTARY PUBLIC My Commission Expires: _____________________

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Edward M. Hundert, M.D., a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: ______________, 2022 /s/ Edward M. Hundert, M.D. Edward M. Hundert, M.D. State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this _____ day of ______________, 2022, by Edward M. Hundert, M.D., who I have identified to be the person who signs herein. /s/ NOTARY PUBLIC My Commission Expires: ________________

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Gina L. Loften, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn and Scott Thomas, and each of them, as such person’s true and lawful attorneys- in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: _____________, 2022 /s/ Gina L. Loften Gina L. Loften State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ______ day of ______________, 2022, by Gina L. Loften, who I have identified to be the person who signs herein. /s/ NOTARY PUBLIC My Commission Expires: _________________

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that La June Montgomery Tabron, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: _____________, 2022 /s/ La June Montgomery Tabron La June Montgomery Tabron State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ______ day of ______________, 2022, by La June Montgomery Tabron, who I have identified to be the person who signs herein. /s/ NOTARY PUBLIC My Commission Expires: _________________

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Maureen O’Hara, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn and Scott Thomas, and each of them, as such person’s true and lawful attorneys- in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: ____________________, 2022 /s/ Maureen O’Hara Maureen O’Hara State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ____ day of _______________, 2022, by Maureen O’Hara, who I have identified to be the person who signs herein. /s/ NOTARY PUBLIC My Commission Expires: ________________

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Donald K. Peterson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: _______________, 2022 /s/ Donald K. Peterson Donald K. Peterson State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this _______ day of _______________, 2022, by Donald K. Peterson, who I have identified to be the person who signs herein. /s/ NOTARY PUBLIC My Commission Expires: _________________

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Dorothy K. Robinson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: _________________, 2022 /s/ Dorothy K. Robinson Dorothy K. Robinson State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ______ day of __________, 2022, by Dorothy K. Robinson, who I have identified to be the person who signs herein. /s/ NOTARY PUBLIC My Commission Expires: ________________

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Kim M. Sharan, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn and Scott Thomas, and each of them, as such person’s true and lawful attorneys- in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2022 /s/ Kim M. Sharan Kim M. Sharan State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of _____________, 2022, by Kim M. Sharan, who I have identified to be the person who signs herein. /s/ NOTARY PUBLIC My Commission Expires: _______________________

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Marta Tienda, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn and Scott Thomas, and each of them, as such person’s true and lawful attorneys- in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: _____________, 2022 /s/ Marta Tienda Marta Tienda State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ______ day of ______________, 2022, by Marta Tienda, who I have identified to be the person who signs herein. /s/ NOTARY PUBLIC My Commission Expires: _________________